UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02653

BNY Mellon Municipal Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Municipal Bond Fund

ANNUAL REPORT August 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Municipal Bond Fund (formerly Dreyfus Municipal Bond Fund), covering the 12-month period from September 1, 2018 through August 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a strong summer, equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. With the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for U.S. Treasuries that continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July, the Fed cut the federal funds rate by 25 basis points. Both the U.S. and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
September 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2018 through August 31, 2019, as provided by Daniel Marques and Daniel Rabasco, primary portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Municipal Bond Fund (formerly, Dreyfus Municipal Bond Fund) achieved a total return of 8.35%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 8.72%.2

Municipal bonds generally produced positive total returns over the reporting period due to a “flight to quality,” favorable supply-and-demand dynamics and solid fundamentals. The fund produced a slightly lower return than the Index, mainly due to security selection in the tobacco-backed bond segment.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 75% of its assets in municipal bonds rated A or higher or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc., including bonds rated below investment-grade quality (“high yield” or “junk” bonds). The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market.

• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

A “Flight to Quality” and Attractive Yields Drove Municipal Bonds

The municipal bond market experienced weakness early in the reporting period, but a variety of factors contributed to a subsequent rebound. Late in 2018, the U.S. economy was experiencing robust growth and a tightening labor market, resulting from the fiscal stimulus of the tax cut passed in December 2017. This raised concerns about inflation, which led the Federal Reserve (the “Fed”) to take a hawkish stance on interest rates. This continued through December 2018, when it raised the federal funds rate by a quarter point.

As economic data became more mixed, investors grew concerned that the Fed was too hawkish. This led to volatility in capital markets and a “flight to quality” that caused Treasury

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

yields to fall and benefited the municipal bond market. The Fed then shifted its stance due to fears about an economic slowdown and the possible economic impact of tariffs. Fed officials said further rate hikes would be “data dependent,” leading many investors to expect a rate reduction later in 2019. In July 2019, the Fed cut the federal funds rate by a quarter point.

Municipal bonds also benefited from favorable supply-and-demand dynamics. New issuance growth was modestly positive but roughly in line with the same period in 2018. Demand was strong, responding to volatility in other markets, while investors in high-tax states took particular interest in the municipal bond market, as they felt the impact of the federal cap on the deductibility of state and local taxes.

The municipal bond yield curve flattened over the reporting period, with the short end of the curve responding to Fed rate increases early in the period. The long end of the curve flattened as investors reached for yield, attracted by the quality and low volatility of the asset class, as well as by diminished concerns about inflation.

Generally, credit spreads tightened during the reporting period, with lower-quality issues outperforming those of higher quality. In addition, bonds with maturities of five years or longer outperformed those with shorter maturities.

Fundamentals in the municipal bond market remained healthy. Strong economic growth boosted tax revenues, fiscal balances, and “rainy day” funds, though some of this improvement resulted from a one-time acceleration of tax payments after the tax-reform law was enacted. Pension funding also improved, though it remains a long-term concern.

Tobacco-Backed Bonds Hindered Fund Results

The fund’s performance compared to the Index lagged during the reporting period due primarily to security selection in the tobacco-backed bonds segment. Returns in this segment were hurt by declining consumption of tobacco stemming from the popularity of vaping and by the proposed ban on menthol cigarettes by the U.S. Food and Drug Administration. An underweight to lower-grade general obligation bonds also hindered performance, as this segment performed well.

On the positive side, duration was a primary driver of the fund’s performance, as it was underweight in shorter maturities, which lagged, and overweight in longer maturities, which outperformed. In addition, the fund’s asset allocation also contributed positively because the fund was overweight in revenue bonds, which performed well. Within this segment, positions in the water & sewer, utilities, education and health care segments were especially notable. An overweight position in lower-quality bonds also added to the fund’s performance. The fund hedged duration early in the reporting period in anticipation of rising interest rates, but this position had little effect on fund performance, as it was quickly removed when the Fed shifted to a more accommodative stance.

A Constructive Investment Posture

We anticipate that economic growth will slow modestly, and that the Fed may cut short-term interest rates again before the end of 2019. Fundamentals are healthy among issuers, and they are largely prepared for any economic slowdown. But we expect supply-and-demand dynamics to become less supportive in the short term, as reinvestment of coupon payouts and maturing bonds declines late in the year.

We are maintaining a constructive investment posture. In addition to avoiding municipalities with pension-funding problems, we expect to keep the fund’s duration neutral or slightly long to that of the Index, and we expect to emphasize revenue bonds. Using our credit research capabilities, we will selectively add attractively valued, lower-grade bonds if the fundamentals are supportive.

September 16, 2019

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bond funds involve increased credit and liquidity risk compared with higher-quality bond funds. Below-investment-grade bonds are considered speculative as to the continuing ability of an issuer to make interest payments and repay principal.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Auction-rate securities include preferred shares of closed-end funds, long-term debt issued by municipalities, and many other taxable and tax-exempt issuers. The dividend rates on these securities generally reset through bank-managed auctions periodically, including periods ranging from 7 days to 35 days.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon Municipal Bond Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Fund	8.35%	3.78%	4.54%
Bloomberg Barclays U.S. Municipal Bond Index	8.72%	3.85%	4.62%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com or the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Municipal Bond Fund from March 1, 2019 to August 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2019

Expense paid per $1,000†	$3.75
Ending value (after expenses)	$1,066.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2019

Expense paid per $1,000†	$3.67
Ending value (after expenses)	$1,021.58
†Expenses are equal to the fund‘s annualized expense ratio of .72, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3%
Alabama - 3.5%
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2043	7,500,000		8,919,225
Black Belt Energy Gas District, Revenue Bonds, Ser. B1, 1 Month LIBOR x .67 +.90%	2.39	12/1/2023	5,000,000	[a]	4,947,500
Jefferson County, Revenue Bonds, Refunding	5.00	9/15/2035	2,500,000		3,034,875
Jefferson County, Revenue Bonds, Refunding, (Insured; Assured Guaranty Municipal Corp.) Ser. C	0/6.60	10/1/2042	20,000,000	[b]	19,545,600
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2028	3,300,000		4,117,113
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2035	4,005,000		4,718,611
				45,282,924
Arizona - 1.1%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund) Ser. A	5.00	11/1/2044	1,975,000		2,409,382
La Paz County Industrial Development Authority, Revenue Bonds (Charter School Solutions) Ser. A	5.00	2/15/2046	1,500,000	[c]	1,686,390
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health) Ser. A	5.00	1/1/2041	2,500,000		3,057,750
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health)	5.00	1/1/2031	1,750,000		2,163,298
The Pima County Industrial Development Authority, Revenue Bonds (Tucson Electric Power) Ser. A	5.25	10/1/2040	4,185,000		4,339,803
				13,656,623
California - 6.3%
California, GO	5.00	10/1/2030	8,000,000		10,473,360
California, GO, Refunding	5.00	4/1/2033	7,900,000		10,362,035
California County Tobacco Securitization Agency, Revenue Bonds, Refunding	5.00	6/1/2034	5,295,000		5,634,092

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
California - 6.3% (continued)
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health) Ser. B	5.00	11/15/2046	6,750,000		8,156,565
California State Public Works Board, Revenue Bonds (Various Capital Projects) Ser. I	5.00	11/1/2038	2,500,000		2,865,375
California Statewide Communities Development Authority, Revenue Bonds	5.25	12/1/2048	1,800,000	[c]	2,122,362
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2028	3,265,000		3,968,607
Los Angeles Department of Airports, Revenue Bonds, Ser. A	5.00	5/15/2033	5,000,000		5,601,950
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2043	6,000,000		6,689,700
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. E	5.00	5/1/2050	3,500,000		4,281,095
San Francisco City & County Airport Commission-San Francisco International Airport, Revenue Bonds, Refunding, Ser. B	5.00	5/1/2041	12,500,000		14,795,750
University of California Regents Medical Center, Revenue Bonds, Refunding, Ser. J	5.00	5/15/2043	5,000,000		5,600,050
				80,550,941
Colorado - 4.5%
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities)	5.00	12/1/2048	6,000,000		7,029,480
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group)	5.00	11/19/2026	5,000,000		6,264,900
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2049	3,500,000		3,852,940
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Sisters of Charity of Leavenworth Health System) Ser. A	4.00	1/1/2038	5,000,000		5,804,350
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2031	2,000,000		2,534,960

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Colorado - 4.5% (continued)
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2048	5,000,000	6,102,250
Denver City & County Airport System, Revenue Bonds, Ser. A	5.25	11/15/2043	6,000,000	6,796,080
Denver City & County Airport System, Revenue Bonds, Ser. A	5.50	11/15/2027	6,000,000	6,995,940
Denver City & County School District No 1, GO, Ser. A	5.50	12/1/2041	1,550,000	1,982,001
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2036	1,315,000	1,544,836
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2027	3,860,000	4,646,128
Dominion Water & Sanitation District, Revenue Bonds	5.75	12/1/2036	3,500,000	3,755,780
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	500,000	538,655
				57,848,300
Connecticut - 2.4%
Connecticut, GO, Ser. A	5.00	10/15/2025	10,600,000	12,180,248
Connecticut, GO, Ser. C	5.00	6/15/2035	1,000,000	1,239,230
Connecticut, GO, Ser. C	5.00	6/15/2034	1,020,000	1,267,819
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2033	6,000,000	6,953,940
Connecticut, Revenue Bonds, Ser. A	5.00	10/1/2029	2,500,000	2,863,725
The Metropolitan District Hartford County, Revenue Bonds, Refunding (Green Bond) Ser. A	5.00	11/1/2034	5,025,000	5,873,421
				30,378,383
District of Columbia - 1.3%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2035	2,000,000	2,457,900
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2038	4,000,000	4,969,200
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2035	2,000,000	2,424,100
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	4,000,000	4,419,360
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2031	1,500,000	1,919,985
				16,190,545

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Florida - 6.7%
Broward County School District, COP, Refunding, Ser. A	5.00	7/1/2027	4,900,000		6,208,153
Central Florida Expressway Authority, Revenue Bonds, Refunding	5.00	7/1/2038	2,500,000		3,062,875
Citizens Property Insurance Corp., Revenue Bonds, Ser. A1	5.00	6/1/2025	16,500,000		19,699,350
Escambia County, Revenue Bonds	5.00	10/1/2046	5,000,000		6,019,250
Florida Broward County Airport System, Revenue Bonds	5.00	10/1/2047	5,000,000		5,996,750
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Saint Leo University Project)	5.00	3/1/2031	1,805,000		2,178,238
Gainesville Utilities System, Revenue Bonds, Ser. A	5.00	10/1/2037	2,000,000		2,486,480
Jacksonville Electric Authority Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2029	1,220,000		1,426,326
Miami Beach, Revenue Bonds, Refunding	5.00	9/1/2047	7,000,000		7,707,420
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2035	1,500,000		1,707,405
Miami-Dade County Seaport Department, Revenue Bonds, Ser. A	5.50	10/1/2042	3,500,000		3,997,805
Orlando Utilities Commission, Revenue Bonds (Series 2018 Project) Ser. A	5.00	10/1/2038	3,000,000		3,723,810
Palm Beach County Health Facilities Authority, Revenue Bonds (Adult Communities Total Services, Inc. Retirement - Life Communities)	5.00	11/15/2045	11,500,000		13,408,080
Pinellas County Health Facilities Authority, Revenue Bonds, Refunding (BayCare Health) (Insured; National Public Finance Guarantee Corp.) Ser. A2	3.20	11/15/2023	1,875,000	[d]	1,875,000
Sunshine Skyway Bridge, Revenue Bonds, Ser. A	4.00	7/1/2035	5,875,000		6,881,035
				86,377,977
Georgia - 3.7%
Atlanta Department of Aviation, Revenue Bonds, Ser. C	5.00	7/1/2040	8,555,000		10,904,032
Georgia Municipal Electric Authority, Revenue Bonds (Project One) Ser. A	5.00	1/1/2021	7,705,000		8,081,312

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Georgia - 3.7% (continued)
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Project One) Ser. A	5.00	1/1/2028	8,400,000		10,177,860
Main Street Natural Gas, Revenue Bonds, Ser. B, 1 Month LIBOR x .67 +.75%	2.24	9/1/2023	7,500,000	[a]	7,546,875
Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University) Ser. A	5.00	10/1/2043	8,875,000		10,029,904
				46,739,983
Hawaii - .5%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2043	5,000,000		6,127,400
Idaho - .6%
Power County Industrial Development Corp., Revenue Bonds (FMC Corp. Project)	6.45	8/1/2032	7,625,000		7,657,406
Illinois - 9.5%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2035	1,000,000		1,208,700
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2034	1,000,000		1,212,310
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	1,500,000		1,842,750
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	2,500,000		2,852,400
Chicago II Waterworks, Revenue Bonds	5.00	11/1/2028	7,200,000		8,654,616
Chicago IL Waterworks, Revenue Bonds (Second Lien Project)	5.00	11/1/2027	2,695,000		3,111,512
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	3,500,000		4,224,605
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	6,185,000		7,243,315
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2027	3,000,000		3,393,360
Cook County, Revenue Bonds, Refunding	5.00	11/15/2036	7,000,000		8,452,150
Greater Chicago Metropolitan Water Reclamation District, GO (Green Bond) Ser. A	5.00	12/1/2044	5,000,000		5,681,000

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Illinois - 9.5% (continued)
Illinois, Revenue Bonds (Insured; Build America Mutual) Ser. A	5.00	6/15/2032	4,325,000	5,149,648
Illinois, Revenue Bonds, Refunding	5.00	6/15/2024	5,000,000	5,497,250
Illinois Finance Authority, Revenue Bonds (Advocate Health Care Network)	5.00	6/1/2029	9,500,000	10,708,590
Illinois Finance Authority, Revenue Bonds (Advocate Health Care Network)	5.00	6/1/2030	10,305,000	11,579,935
Illinois Finance Authority, Revenue Bonds (University of Illinois At Urbana-Champaign Project)	5.00	10/1/2044	1,100,000	1,354,738
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System) Ser. A	5.00	11/15/2045	2,500,000	2,847,575
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	3,250,000	3,704,740
Illinois Municipal Electric Agency, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	5,000,000	5,915,900
Illinois Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2036	1,500,000	1,778,400
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) Ser. A	5.00	6/15/2042	13,090,000	13,854,587
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2026	4,290,000	5,242,552
University of Illinois, Revenue Bonds, Refunding (Auxiliary Facilities System) Ser. A	5.00	4/1/2027	5,000,000	5,605,000
				121,115,633
Indiana - 1.5%
Indiana Finance Authority, Revenue Bonds, Refunding (Community Health Network) Ser. A	5.00	5/1/2042	12,460,000	13,665,505
Indiana Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	2,500,000	3,009,175
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds, Refunding, Ser. A1	5.00	1/1/2026	2,000,000	2,435,260
				19,109,940
Iowa - .7%
Iowa Finance Authority, Revenue Bonds (Genesis Health System)	5.00	7/1/2025	5,910,000	6,680,428

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Iowa - .7% (continued)
Iowa Finance Authority, Revenue Bonds, Refunding (UnityPoint Health) Ser. E	5.00	8/15/2032	2,500,000	2,963,975
				9,644,403
Kentucky - 3.2%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	2,780,000	3,065,367
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	10,000,000	11,011,600
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	24,125,000	27,046,296
				41,123,263
Louisiana - 3.4%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. B	5.00	2/1/2039	8,000,000	9,336,080
Lafayette Utilities, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/2044	1,500,000	1,856,235
Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project) Ser. A	5.00	7/1/2047	4,250,000	4,978,152
Louisiana Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	5/15/2035	9,140,000	10,093,850
New Orleans Aviation Board, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2037	1,750,000	2,129,243
New Orleans Aviation Board, Revenue Bonds, Ser. B	5.00	1/1/2040	7,825,000	8,882,392
New Orleans Aviation Board, Revenue Bonds, Ser. B	5.00	1/1/2045	5,000,000	5,647,900
				42,923,852
Maine - .4%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center)	7.50	7/1/2032	5,000,000	5,519,700
Maryland - 1.1%
Baltimore Convention, Revenue Bonds, Refunding	5.00	9/1/2046	3,500,000	4,048,940
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (MedStar Health)	5.00	8/15/2038	4,000,000	4,608,600

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Maryland - 1.1% (continued)
Maryland State Transportation Authority, Revenue Bonds	5.00	6/1/2029	4,360,000	5,670,136
				14,327,676
Massachusetts - .5%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,000,000	1,204,490
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. K	5.25	7/1/2029	2,715,000	2,923,974
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2029	1,450,000	1,855,043
				5,983,507
Michigan - 3.9%
Great Lakes Water Authority Water Supply System, Revenue Bonds, Ser. B	5.00	7/1/2046	10,000,000	11,839,800
Karegnondi Water Authority, Revenue Bonds, Refunding	5.00	11/1/2045	4,690,000	5,558,635
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2032	5,000,000	5,803,750
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2030	6,000,000	6,998,940
Michigan Finance Authority, Revenue Bonds, Refunding (Sparrow Health Obligated Group)	5.00	11/15/2034	2,965,000	3,460,748
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Group) Ser. A	5.00	12/1/2042	1,000,000	1,213,900
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	6/30/2048	7,000,000	8,423,870
Michigan Strategic Fund, Revenue Bonds, Refunding (Genesee Power Station Project)	7.50	1/1/2021	950,000	949,858
Wayne County Airport Authority, Revenue Bonds, Ser. D	5.00	12/1/2045	5,000,000	5,856,700
				50,106,201

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Minnesota - .1%
Western Minnesota Municipal Power Agency, Revenue Bonds, Ser. A	5.00	1/1/2030	1,565,000		1,791,925
Missouri - 1.1%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth) Ser. A	5.00	11/15/2030	3,725,000		4,424,629
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth) Ser. A	5.00	11/15/2029	3,770,000		4,498,741
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, Refunding (Iatan 2 Project) Ser. A	5.00	1/1/2033	2,200,000		2,510,640
Saint Louis County Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village St. Louis)	5.00	9/1/2048	2,250,000		2,567,655
				14,001,665
Nebraska - .3%
Public Power Generation Agency , Revenue Bonds, Refunding	5.00	1/1/2041	3,050,000		3,590,796
Nevada - 3.1%
Clark County, GO	5.00	11/1/2038	10,945,000		12,406,705
Clark County Department of Aviation, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	19,000,000		22,352,550
Reno, Revenue Bonds, Refunding (Reno Transportation Rail Access Project)	5.00	6/1/2048	1,000,000		1,218,500
Reno, Revenue Bonds, Refunding, Ser. C	0.00	7/1/2058	24,000,000	[c,e]	3,487,440
				39,465,195
New Jersey - 4.1%
Essex County Improvement Authority, Revenue Bonds	5.25	7/1/2045	5,000,000	[c]	5,083,800
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2028	2,250,000		2,430,270
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. NN	5.00	3/1/2028	3,250,000		3,580,850
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2031	7,550,000		8,724,251

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
New Jersey - 4.1% (continued)
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2029	3,130,000		3,650,801
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	5,000,000		5,866,350
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Virtua Health)	5.00	7/1/2028	3,000,000		3,460,800
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	6,000,000		6,891,600
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2037	5,000,000		5,929,150
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	6,350,000		7,441,184
				53,059,056
New York - 6.7%
Long Island Power Authority, Revenue Bonds	5.00	9/1/2034	1,000,000		1,252,260
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2030	5,170,000		6,406,147
New York City Industrial Development Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2021	6,150,000		6,541,755
New York Counties Tobacco Trust V, Revenue Bonds, Ser. S2	0.00	6/1/2050	36,610,000	[e]	5,650,021
New York Liberty Development Corp., Revenue Bonds, Refunding (4 World Trade Center Project)	5.00	11/15/2031	5,000,000		5,425,800
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	7,500,000	[c]	8,330,925
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	1,000,000		1,392,090
New York State Dormitory Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	7/1/2027	9,500,000		11,562,830
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	2/15/2043	11,500,000		12,938,765
New York State Dormitory Authority, Revenue Bonds, Ser. B	5.00	2/15/2031	7,500,000		8,975,475

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
New York - 6.7% (continued)
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	6,000,000	6,802,680
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	6,500,000	7,274,020
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines Inc.)	5.00	8/1/2021	1,100,000	1,165,923
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines Inc.)	5.00	8/1/2026	1,500,000	1,590,060
				85,308,751
North Carolina - .2%
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2039	2,000,000	2,390,780
Ohio - 1.3%
Allen County Hospital Facilities, Revenue Bonds, Refunding (Catholic Health Partners)	5.00	5/1/2042	4,465,000	4,808,091
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,500,000	2,914,025
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (Cleveland Clinic Health System)	5.00	1/1/2038	5,000,000	5,383,550
Ohio Turnpike & Infrastructure Commission, Revenue Bonds (Infrastructure Projects) Ser. A1	5.25	2/15/2039	3,000,000	3,364,770
				16,470,436
Pennsylvania - 6.6%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding, Ser. A	4.00	7/15/2035	2,000,000	2,312,480
Berks County Industrial Development Authority, Revenue Bonds, Refunding	5.00	5/15/2048	1,000,000	1,127,390
Berks County Industrial Development Authority, Revenue Bonds, Refunding (Tower Health Project)	5.00	11/1/2047	4,950,000	5,816,497

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Pennsylvania - 6.6% (continued)
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000	4,315,500
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	1,250,000	1,564,988
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. C, 1 Month MUNIPSA +.53%	1.88	9/1/2023	11,000,000	[a] 11,048,840
Lancaster County Hospital Authority, Revenue Bonds, Refunding (University of Pennsylvania Health System)	5.00	8/15/2042	5,240,000	6,237,591
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2028	4,500,000	5,442,165
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	5.00	12/1/2042	5,000,000	5,527,600
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2034	2,160,000	2,574,482
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.25	12/1/2048	16,855,000	20,871,715
The Philadelphia School District, GO, Refunding, Ser. E	5.25	9/1/2023	5,000,000	5,198,400
The Philadelphia School District, GO, Refunding, Ser. F	5.00	9/1/2027	5,000,000	6,080,550
The Philadelphia School District, GO, Ser. B	5.00	9/1/2043	5,280,000	6,359,971
				84,478,169
South Carolina - 2.7%
South Carolina Ports Authority, Revenue Bonds	5.00	7/1/2038	1,600,000	1,964,624
South Carolina Ports Authority, Revenue Bonds	5.00	7/1/2037	2,965,000	3,652,761
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. B	5.13	12/1/2043	16,000,000	17,950,080
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. C	5.00	12/1/2036	10,000,000	10,729,500
				34,296,965
South Dakota - .7%
South Dakota Health & Educational Facilities Authority, Revenue Bonds (Avera Health)	5.00	7/1/2044	5,000,000	5,653,400

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
South Dakota - .7% (continued)
South Dakota Health & Educational Facilities Authority, Revenue Bonds, Refunding (Sanford Obligated Group)	5.00	11/1/2035	3,000,000	3,517,470
				9,170,870
Tennessee - .5%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds, Refunding (Lipscomb University Project)	5.00	10/1/2037	1,000,000	1,246,060
Tennessee Energy Acquisition Corp., Revenue Bonds	4.00	11/1/2025	5,000,000	5,621,250
				6,867,310
Texas - 9.2%
Austin Convention Enterprises, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	1,880,000	2,265,099
Austin Water & Wastewater System, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2043	10,500,000	11,826,885
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2041	3,530,000	3,836,581
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. C	5.00	8/15/2031	5,000,000	5,754,800
Corpus Christi Tax Utility System, Revenue Bonds	5.00	7/15/2040	5,000,000	5,805,850
Garland Electric Utility System, Revenue Bonds, Refunding	5.00	3/1/2044	3,000,000	3,739,500
Love Field Airport Modernization Corp., Revenue Bonds (Southwest Airlines Company Project)	5.00	11/1/2028	4,450,000	4,890,817
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2039	6,750,000	7,516,732
Lower Colorado River Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2031	7,895,000	8,909,507
Lubbock Electric Light & Power System, Revenue Bonds	5.00	4/15/2048	5,000,000	6,070,050
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2048	1,750,000	2,110,920
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	14,250,000	16,873,425
Northside Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2043	8,000,000	9,098,720
San Antonio Electric & Gas Systems, Revenue Bonds	5.00	2/1/2043	9,275,000	10,337,358

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Texas - 9.2% (continued)
Socorro Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	5.00	8/15/2029	3,000,000	3,540,960
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health) Ser. A	5.00	11/15/2045	2,500,000	2,925,275
Texas A&M University, Revenue Bonds, Refunding, Ser. E	5.00	5/15/2047	2,485,000	3,020,915
Texas Municipal Power Agency, Revenue Bonds, Refunding	5.00	9/1/2042	1,750,000	1,812,230
West Harris County Regional Water Authority, Revenue Bonds, Refunding	4.00	12/15/2049	3,850,000	4,411,869
Wichita Falls Tax Water & Sewer System, Revenue Bonds, Refunding	5.00	8/1/2024	2,195,000	2,596,729
				117,344,222
U.S. Related - .4%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. L	5.25	7/1/2041	4,900,000	5,423,369
Utah - .8%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2037	4,500,000	5,438,565
Utah Charter School Finance Authority, Revenue Bonds	5.00	10/15/2048	1,200,000	1,413,108
Utah Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2035	2,645,000	3,151,914
				10,003,587
Virginia - .4%
Danville Industrial Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.)	5.25	10/1/2028	1,500,000	1,698,225
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	3,400,000	3,657,074
				5,355,299
Washington - 3.9%
Grant County Public Utility District No 2, Revenue Bonds, Refunding, Ser. O	5.00	1/1/2047	3,400,000	4,140,350
Port of Seattle, Revenue Bonds	5.00	4/1/2044	5,000,000	6,153,850
Washington, GO, Ser. A1	5.00	8/1/2035	10,000,000	11,991,500

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Washington - 3.9% (continued)
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2043	12,000,000		14,662,680
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence Health & Services) Ser. A	5.00	10/1/2042	12,375,000		13,574,509
				50,522,889
Wisconsin - 3.4%
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center) Ser. A	5.00	6/1/2040	6,000,000		7,050,000
Public Finance Authority, Revenue Bonds, Refunding (WakeMed Hospital) Ser. A	5.00	10/1/2044	3,890,000		4,758,481
Tender Option Bond Trust Receipts (Series 2017-XF2418), (Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Ascension Health Alliance Senior Credit Group)) Recourse, Underlying Coupon Rate (%) 5.00	6.67	11/15/2043	10,000,000	[c,f,g]	11,146,750
Wisconsin Department of Transportation, Revenue Bonds, Refunding, Ser. 1	5.00	7/1/2033	1,550,000		1,814,012
Wisconsin Environmental Improvement Fund, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	3,205,000		3,879,204
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (ProHealth Care Obligated Group)	5.00	8/15/2039	6,100,000		6,857,620
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Rogers Memorial Hospital) Ser. A	5.00	7/1/2049	1,500,000		1,739,595

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Wisconsin - 3.4% (continued)
Wisconsin Public Finance Authority, Revenue Bonds (KU Campus Development Corporation Project)	5.00	3/1/2046	5,000,000	5,867,250
				43,112,912
Total Investments (cost $1,191,430,338)			100.3%	1,283,318,853
Liabilities, Less Cash and Receivables			(0.3%)	(4,186,623)
Net Assets			100.0%	1,279,132,230

a Variable rate security—rate shown is the interest rate in effect at period end.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $31,857,667 or 2.49% of net assets.

d Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

g Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

Portfolio Summary (Unaudited) †	Value (%)
General	16.2
Medical	15.9
Airport	13.0
Transportation	9.8
Water	8.4
Education	6.1
Power	5.9
General Obligation	5.6
Tobacco Settlement	4.4
Development	4.3
School District	2.9
Nursing Homes	2.4
Utilities	2.3
Facilities	1.3
Special Tax	.7
Pollution	.5
Student Loan	.4
Bond Bank	.2
100.3

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFRRATE	Secured Overnight Financing Rate	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,191,430,338	1,283,318,853
Cash		1,324,379
Receivable for investment securities sold		13,500,719
Interest receivable		12,841,754
Receivable for shares of Common Stock subscribed		260,821
Prepaid expenses		25,963
		1,311,272,489
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		728,062
Payable for investment securities purchased		25,304,872
Payable for floating rate notes issued—Note 4		5,000,000
Payable for shares of Common Stock redeemed		945,002
Interest and expense payable related to floating rate notes issued—Note 4		33,944
Directors fees and expenses payable		16,613
Other accrued expenses		111,766
		32,140,259
Net Assets ($)		1,279,132,230
Composition of Net Assets ($):
Paid-in capital		1,180,883,344
Total distributable earnings (loss)		98,248,886
Net Assets ($)		1,279,132,230

Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)	105,187,451
Net Asset Value Per Share ($)	12.16

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2019

Investment Income ($):
Interest Income	44,016,337
Expenses:
Management fee—Note 3(a)	7,528,109
Shareholder servicing costs—Note 3(b)	1,088,973
Directors’ fees and expenses—Note 3(c)	133,341
Interest and expense related to floating rate notes issued—Note 4	112,635
Professional fees	110,504
Registration fees	34,418
Loan commitment fees—Note 2	33,495
Prospectus and shareholders’ reports	22,292
Custodian fees—Note 3(b)	22,084
Miscellaneous	48,600
Total Expenses	9,134,451
Less—reduction in fees due to earnings credits—Note 3(b)	(22,084)
Net Expenses	9,112,367
Investment Income—Net	34,903,970
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,392,049
Net realized gain (loss) on futures	(83,660)
Net Realized Gain (Loss)	8,308,389
Net change in unrealized appreciation (depreciation) on investments	57,102,811
Net Realized and Unrealized Gain (Loss) on Investments	65,411,200
Net Increase in Net Assets Resulting from Operations	100,315,170

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2019	2018[a]
Operations ($):
Investment income—net	34,903,970	38,051,903
Net realized gain (loss) on investments	8,308,389	17,195,496
Net change in unrealized appreciation (depreciation) on investments	57,102,811	(48,237,332)
Net Increase (Decrease) in Net Assets Resulting from Operations	100,315,170	7,010,067
Distributions ($):
Distributions to shareholders	(37,255,130)	(39,298,981)
Capital Stock Transactions ($):
Net proceeds from shares sold	34,264,104	51,888,409
Distributions reinvested	28,945,172	29,808,841
Cost of shares redeemed	(130,424,413)	(131,060,003)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(67,215,137)	(49,362,753)
Total Increase (Decrease) in Net Assets	(4,155,097)	(81,651,667)
Net Assets ($):
Beginning of Period	1,283,287,327	1,364,938,994
End of Period	1,279,132,230	1,283,287,327
Capital Share Transactions (Shares):
Shares sold	2,932,396	4,465,599
Shares issued for distributions reinvested	2,483,328	2,563,045
Shares redeemed	(11,212,030)	(11,251,516)
Net Increase (Decrease) in Shares Outstanding	(5,796,306)	(4,222,872)

[a]Distributions to shareholders include $38,823,754 distributions from investment income—net and $475,227 distributions from net realized gains.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.56	11.85	12.18	11.71	11.79
Investment Operations:
Investment income—net[a]	.32	.34	.36	.38	.39
Net realized and unrealized gain (loss) on investments	.63	(.29)	(.33)	.47	(.08)
Total from Investment Operations	.95	.05	.03	.85	.31
Distributions:
Dividends from investment income—net	(.33)	(.34)	(.36)	(.38)	(.39)
Dividends from net realized gain on investments	(.02)	(.00)[b]	-	-	-
Total Distributions	(.35)	(.34)	(.36)	(.38)	(.39)
Net asset value, end of period	12.16	11.56	11.85	12.18	11.71
Total Return (%)	8.35	.52	.29	7.32	2.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.72	.73	.73	.72
Ratio of net expenses to average net assets	.73	.72	.73	.73	.72
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.00[c]	.00[c]	.01
Ratio of net investment income to average net assets	2.78	2.90	3.07	3.16	3.32
Portfolio Turnover Rate	14.49	31.21	13.89	16.38	14.65
Net Assets, end of period ($ x 1,000)	1,279,132	1,283,287	1,364,939	1,473,395	1,429,159

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Bond Fund (the “fund”) is the sole series of BNY Mellon Municipal Bond Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective June 3, 2019, the fund changed its name from Dreyfus Municipal Bond Fund to BNY Mellon Municipal Bond Fund and the Company changed its name from Dreyfus Bond Funds, Inc. to BNY Mellon Municipal Bond Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

NOTES TO FINANCIAL STATEMENTS (continued)

in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities and futures are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Municipal Securities	-	1,283,318,853	-	1,283,318,853
Liabilities ($)
Floating Rate Notes††	-	(5,000,000)	-	(5,000,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,032,295, undistributed ordinary income $298,527, undistributed capital gains $5,852,330 and unrealized appreciation $92,014,703.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2019 and August 31, 2018 were as follows: tax-exempt income $35,171,584 and $38,563,216, ordinary income $0 and $735,765 and long-term capital gains $2,083,546 and $0, respectively.

During the period ended August 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased total distributable earnings (loss) by $56,491 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(e) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium

Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended August 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the

NOTES TO FINANCIAL STATEMENTS (continued)

maintenance of shareholder accounts. During the period ended August 31, 2019, the fund was charged $640,464 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2019, the fund was charged $265,079 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2019, the fund was charged $22,084 pursuant to the custody agreement. These fees were offset by earnings credits of $22,084.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2019, the fund was charged $14,064 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2019, the fund was charged $11,539 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $651,221, custodian fees $6,000, Chief Compliance Officer fees $2,252 and transfer agency fees $68,589.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended August 31, 2019, amounted to $180,610,324 and $229,755,773, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a

NOTES TO FINANCIAL STATEMENTS (continued)

recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2019, was approximately $5,000,000, with a related weighted average annualized interest rate of 2.25%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. At August 31, 2019 there were no financial futures outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2019:

Average Market Value ($)
Interest rate futures	1,559,243

At August 31, 2019, the cost of investments for federal income tax purposes was $1,186,304,150; accordingly, accumulated net unrealized appreciation on investments was $92,014,703, consisting of $92,352,479 gross unrealized appreciation and $337,776 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Municipal Bond Fund (formerly, Dreyfus Municipal Bond Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Municipal Bond Fund (the “Fund”) (formerly, Dreyfus Municipal Bond Fund) (the sole fund constituting BNY Mellon Municipal Bond Funds, Inc.), including the statement of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Municipal Bond Funds, Inc.) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 24, 2019

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2019 as “exempt-interest dividends” (not generally subject to regular federal income tax). The fund also hereby reports $.0192 per share as a long-term capital gain distribution paid on December 28, 2018. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Joni Evans (77)

Board Member (1985)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 20

———————

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 50

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (60)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 20

———————

Robin A. Melvin (56)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 97

———————

Burton N. Wallack (68)

Board Member (1991)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

Board member, Mount Sinai Hospital (2017-present)

No. of Portfolios for which Board Member Serves: 20

———————

Benaree Pratt Wiley (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (78)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

BNY Mellon Municipal Bond Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol: DRTAX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0054AR0819

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,843 in 2018 and $36,970 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,419 in 2018 and $10,706 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,517 in 2018 and $3,447 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,709 in 2018 and $3,785 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,579,325 in 2018 and $21,511,200 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Bond Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    October 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    October 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)